Quarterly Holdings Report
for
Fidelity® Environmental Bond Fund
May 31, 2024
ENB-NPRT3-0724
1.9901921.102
Nonconvertible Bonds - 41.0%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 3.4%
AT&T, Inc. 5.4% 2/15/34		150,000	148,851
Elisa Corp. 4% 1/27/29 (Reg. S)	EUR	100,000	108,982
NTT Finance Corp. 4.372% 7/27/27 (b)		100,000	97,681
TELUS Corp. 3.4% 5/13/32		300,000	259,512
Verizon Communications, Inc.:
2.55% 3/21/31		50,000	42,156
3.875% 2/8/29		450,000	426,257
5.05% 5/9/33		100,000	98,394
			1,181,833
Media - 0.7%
Comcast Corp. 4.65% 2/15/33		250,000	239,951
Wireless Telecommunication Services - 0.2%
VMED O2 UK Financing I PLC 4.75% 7/15/31 (b)		100,000	83,008
TOTAL COMMUNICATION SERVICES			1,504,792
CONSUMER DISCRETIONARY - 1.7%
Automobile Components - 0.9%
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	100,000	100,748
ZF North America Capital, Inc.:
6.75% 4/23/30 (b)		100,000	101,209
6.875% 4/23/32 (b)		100,000	102,306
			304,263
Automobiles - 0.8%
Ford Motor Co. 3.25% 2/12/32		100,000	82,192
General Motors Co. 5.4% 10/15/29		200,000	198,256
			280,448
TOTAL CONSUMER DISCRETIONARY			584,711
CONSUMER STAPLES - 2.4%
Beverages - 0.3%
PepsiCo, Inc. 3.9% 7/18/32		100,000	92,776
Consumer Staples Distribution & Retail - 1.0%
REWE International Finance 4.875% 9/13/30 (Reg. S)	EUR	100,000	112,239
Walmart, Inc. 1.8% 9/22/31		300,000	245,572
			357,811
Food Products - 1.1%
General Mills, Inc. 2.25% 10/14/31		450,000	369,021
TOTAL CONSUMER STAPLES			819,608
FINANCIALS - 13.4%
Banks - 9.4%
ABN AMRO Bank NV 2.47% 12/13/29 (b)(c)		200,000	175,197
AIB Group PLC 2.875% 5/30/31 (Reg. S) (c)	EUR	125,000	130,892
Bank of America Corp.:
2.456% 10/22/25 (c)		200,000	197,412
6.204% 11/10/28 (c)		290,000	298,247
Bank of Ireland Group PLC 5% 7/4/31 (Reg. S) (c)	EUR	100,000	114,146
BNP Paribas SA:
0.5% 5/30/28 (Reg. S) (c)	EUR	100,000	98,330
1.675% 6/30/27 (b)(c)		200,000	184,895
5.497% 5/20/30 (b)(c)		200,000	199,137
Danske Bank A/S 4.75% 6/21/30 (Reg. S) (c)	EUR	100,000	112,264
DNB Bank ASA 4% 3/14/29 (Reg. S) (c)	EUR	100,000	109,505
Fifth Third Bancorp 1.707% 11/1/27 (c)		300,000	274,074
HAT Holdings I LLC/HAT Holdings II LLC 3.75% 9/15/30 (b)		100,000	86,644
ING Groep NV 0.875% 6/9/32 (Reg. S) (c)	EUR	100,000	97,954
JPMorgan Chase & Co.:
0.768% 8/9/25 (c)		200,000	198,098
6.07% 10/22/27 (c)		200,000	203,289
Lloyds Banking Group PLC 3.875% 5/14/32 (Reg. S) (c)	EUR	100,000	107,418
Mizuho Financial Group, Inc. 5.778% 7/6/29 (c)		200,000	202,445
PNC Financial Services Group, Inc.:
4.758% 1/26/27 (c)		200,000	197,489
5.676% 1/22/35 (c)		150,000	150,006
Santander Holdings U.S.A., Inc. 5.807% 9/9/26 (c)		43,000	42,778
Wells Fargo & Co. 4.54% 8/15/26 (c)		100,000	98,808
			3,279,028
Capital Markets - 1.4%
Deutsche Bank AG 3.25% 5/24/28 (Reg. S) (c)	EUR	100,000	106,339
Nuveen LLC 5.55% 1/15/30 (b)		18,000	18,041
S&P Global, Inc. 2.7% 3/1/29		400,000	360,350
			484,730
Financial Services - 1.7%
ACEF Holding SCA 1.25% 4/26/30 (Reg. S)	EUR	100,000	91,036
CBRE Global Investors Pan European Core Fund 4.75% 3/27/34 (Reg. S)	EUR	100,000	108,761
KfW 2.75% 2/14/33 (Reg. S)	EUR	50,000	53,310
Rexford Industrial Realty LP 2.15% 9/1/31		414,000	329,958
			583,065
Insurance - 0.9%
ASR Nederland NV 3.625% 12/12/28 (Reg. S)	EUR	100,000	107,927
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 5.875% 5/23/42 (b)(c)		200,000	199,316
			307,243
TOTAL FINANCIALS			4,654,066
HEALTH CARE - 1.7%
Health Care Providers & Services - 0.9%
CVS Health Corp. 5.875% 6/1/53		50,000	47,931
Humana, Inc. 5.375% 4/15/31		22,000	21,783
ICON Investments Six Designated Activity 6% 5/8/34		200,000	203,642
Kaiser Foundation Hospitals 3.15% 5/1/27		50,000	47,709
			321,065
Pharmaceuticals - 0.8%
Merck & Co., Inc. 1.9% 12/10/28		300,000	264,697
TOTAL HEALTH CARE			585,762
INDUSTRIALS - 0.7%
Ground Transportation - 0.1%
CSX Corp. 3.8% 4/15/50		50,000	38,097
Marine Transportation - 0.3%
A.P. Moller - Maersk A/S 5.875% 9/14/33 (b)		100,000	101,390
Transportation Infrastructure - 0.3%
Holding d'Infrastructures et des Metiers de l'Environnement 0.125% 9/16/25 (Reg. S)	EUR	100,000	102,542
TOTAL INDUSTRIALS			242,029
INFORMATION TECHNOLOGY - 2.7%
Semiconductors & Semiconductor Equipment - 2.0%
Analog Devices, Inc. 1.7% 10/1/28		300,000	262,634
Micron Technology, Inc. 2.703% 4/15/32		200,000	164,983
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.:
2.5% 5/11/31		100,000	83,080
5% 1/15/33		200,000	193,698
			704,395
Software - 0.7%
Autodesk, Inc. 2.4% 12/15/31		300,000	245,926
TOTAL INFORMATION TECHNOLOGY			950,321
MATERIALS - 2.0%
Chemicals - 1.4%
Air Products & Chemicals, Inc. 4.8% 3/3/33		100,000	97,732
Evonik Industries AG 1.375% 9/2/81 (Reg. S) (c)	EUR	100,000	99,749
LYB International Finance III LLC 5.625% 5/15/33		100,000	101,529
The Dow Chemical Co. 5.15% 2/15/34		200,000	196,226
			495,236
Containers & Packaging - 0.6%
Smurfit Kappa Treasury ULC 5.2% 1/15/30 (b)		200,000	197,339
TOTAL MATERIALS			692,575
REAL ESTATE - 3.3%
Equity Real Estate Investment Trusts (REITs) - 2.1%
American Homes 4 Rent LP 5.5% 2/1/34		50,000	48,954
Boston Properties, Inc. 6.75% 12/1/27		22,000	22,618
Healthpeak OP, LLC 2.125% 12/1/28		150,000	131,701
Hudson Pacific Properties LP 5.95% 2/15/28		151,000	129,602
UDR, Inc. 1.9% 3/15/33		375,000	282,480
WP Carey, Inc. 2.45% 2/1/32		150,000	120,444
			735,799
Real Estate Management & Development - 1.2%
Blackstone Property Partners Europe LP 1.625% 4/20/30 (Reg. S)	EUR	100,000	90,714
CPI Property Group SA 2.75% 1/22/28 (Reg. S)	GBP	100,000	104,009
CTP BV 1.5% 9/27/31 (Reg. S)	EUR	100,000	87,282
Lend Lease Finance Ltd. 3.4% 10/27/27 (Reg. S)	AUD	30,000	18,284
P3 Group SARL 0.875% 1/26/26 (Reg. S)	EUR	100,000	102,578
			402,867
TOTAL REAL ESTATE			1,138,666
UTILITIES - 8.8%
Electric Utilities - 6.0%
Amprion GmbH 3.875% 9/7/28 (Reg. S)	EUR	100,000	108,930
CenterPoint Energy Houston Electric LLC 5.3% 4/1/53		50,000	48,378
Clearway Energy Operating LLC 3.75% 1/15/32 (b)		100,000	85,105
EnBW Energie Baden-Wuerttemberg AG 1.875% 6/29/80 (Reg. S) (c)	EUR	100,000	102,429
Energias de Portugal SA 1.7% 7/20/80 (Reg. S) (c)	EUR	100,000	105,250
MidAmerican Energy Co.:
5.3% 2/1/55		50,000	47,307
5.35% 1/15/34		150,000	151,477
Northern States Power Co. 2.25% 4/1/31		500,000	417,266
NSTAR Electric Co. 4.95% 9/15/52		200,000	179,618
Oncor Electric Delivery Co. LLC 4.15% 6/1/32		100,000	92,835
Pacific Gas & Electric Co. 6.7% 4/1/53		100,000	105,160
Public Service Electric & Gas Co. 4.65% 3/15/33		100,000	95,817
Puget Sound Energy, Inc. 5.448% 6/1/53		100,000	96,300
Wisconsin Electric Power Co. 4.75% 9/30/32		400,000	389,549
Wisconsin Power & Light Co. 4.95% 4/1/33		50,000	47,948
			2,073,369
Independent Power and Renewable Electricity Producers - 1.9%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (b)		100,000	97,614
RWE Finance U.S. LLC 6.25% 4/16/54 (b)		150,000	149,641
The AES Corp.:
2.45% 1/15/31		400,000	328,456
5.45% 6/1/28		100,000	99,522
			675,233
Multi-Utilities - 0.9%
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30		325,000	296,106
TOTAL UTILITIES			3,044,708
TOTAL NONCONVERTIBLE BONDS (Cost $14,951,002)			14,217,238

U.S. Government and Government Agency Obligations - 28.5%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 0.4%
Tennessee Valley Authority 1.5% 9/15/31	200,000	162,535
U.S. Treasury Obligations - 28.1%
U.S. Treasury Bonds:
2% 11/15/41 (d)	1,870,000	1,267,509
2.875% 5/15/52	775,000	559,241
3% 8/15/52	235,000	174,065
3.625% 2/15/53	100,000	83,754
3.625% 5/15/53	405,000	339,251
4.125% 8/15/53	270,000	247,641
4.25% 2/15/54	550,000	515,883
4.625% 5/15/54	150,000	149,813
4.75% 11/15/53	190,000	193,563
U.S. Treasury Notes:
2.875% 5/15/32	65,000	57,977
3.5% 1/31/28	53,000	51,050
3.875% 8/15/33	450,000	428,836
4% 6/30/28	400,000	391,656
4% 7/31/30	1,520,000	1,478,432
4% 1/31/31	800,000	776,875
4% 2/15/34	170,000	163,439
4.125% 7/31/28	1,000,000	983,633
4.25% 2/28/29	905,000	894,925
4.25% 2/28/31	150,000	147,838
4.375% 11/30/30	300,000	297,715
4.5% 11/15/33	350,000	350,055
4.625% 9/30/28 (d)	190,000	190,512
TOTAL U.S. TREASURY OBLIGATIONS		9,743,663
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $10,850,387)		9,906,198

U.S. Government Agency - Mortgage Securities - 23.8%
	Principal Amount (a)	Value ($)
Fannie Mae - 9.5%
2% 8/1/35 to 8/1/51	720,988	601,791
2.5% 12/1/51 to 4/1/52	282,286	228,518
3% 1/1/52	932,036	785,566
4.5% 12/1/52	579,539	542,905
5% 5/1/53 to 1/1/54	787,994	758,382
5.5% 5/1/53 to 11/1/53	329,726	324,431
6.5% 5/1/53	65,871	67,001
TOTAL FANNIE MAE		3,308,594
Freddie Mac - 9.5%
2% 4/1/51 to 3/1/52	1,043,017	806,213
2.5% 2/1/52 to 3/1/52	1,649,490	1,334,502
3.5% 6/1/52	93,947	82,535
4% 12/1/52	392,652	356,313
5% 6/1/53	190,639	183,525
5.5% 10/1/53	194,274	191,215
6.5% 1/1/53 to 6/1/53	123,302	125,701
1.5% 12/1/31	220,516	198,372
TOTAL FREDDIE MAC		3,278,376
Ginnie Mae - 0.4%
2% 2/20/51	189,643	151,950
Uniform Mortgage Backed Securities - 4.4%
3.5% 6/1/54 (e)	200,000	175,258
3.5% 7/1/54 (e)	200,000	175,117
4% 6/1/54 (e)	100,000	90,699
4% 6/1/54 (e)	100,000	90,699
5% 6/1/54 (e)	300,000	288,609
5% 6/1/54 (e)	300,000	288,609
6.5% 6/1/54 (e)	400,000	406,578
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		1,515,569
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $8,764,382)		8,254,489

Asset-Backed Securities - 3.4%
	Principal Amount (a)	Value ($)
Goodleap Sustainable Home Solu Series 2024-1GS Class A, 6.25% 6/20/57 (b)	100,000	99,120
Goodleap Sustainable Home Solutions Series 2023-4C Class A, 6.48% 3/20/57 (b)	95,738	95,983
GoodLeap Sustainable Home Solutions Trust Series 2021-5CS Class A, 2.31% 10/20/48 (b)	301,660	235,930
Hertz Vehicle Financing III LLC Series 2023-1A Class A, 5.49% 6/25/27 (b)	100,000	99,561
Mosaic Solar Loans LLC Series 2024-1 Class A, 5.5% 9/20/49 (b)	95,027	93,159
Sunnova Helios Viii Issuer LLC Series 2022-A Class A, 2.79% 2/22/49 (b)	216,483	184,081
Sunrun Callisto Issuer, LLC Series 2021-2A Class A, 2.27% 1/30/57 (b)	174,036	141,093
Sunrun Julius Issuer 2023-2 Ll Series 2023-2A Class A1, 6.6% 1/30/59 (b)	147,816	145,582
Tesla Auto Lease Trust 23-A Series 2023-A Class A3, 5.89% 6/22/26 (b)	51,000	51,059
Tesla Electric Vehicle Trust 2023-1 Series 2023-1 Class A3, 5.38% 6/20/28 (b)	38,000	37,908
TOTAL ASSET-BACKED SECURITIES (Cost $1,314,961)		1,183,476

Commercial Mortgage Securities - 2.5%
	Principal Amount (a)	Value ($)
District of Columbia Commercial Mtg Trust 2023-District of Columbia sequential payer Series 2023-DC Class A, 6.3143% 9/12/40 (b)	100,000	102,065
Freddie Mac:
sequential payer:
Series 2020-KG03 Class A2, 1.297% 6/25/30	160,000	130,632
Series 2022-KG07 Class A2, 3.123% 8/25/32	200,000	175,901
Series 2022-KSG4 Class A2, 3.4% 8/25/32 (c)	200,000	179,238
Series 2023-KG08 Class A2, 4.134% 5/25/33	300,000	282,402
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $932,678)		870,238

Foreign Government and Government Agency Obligations - 0.7%
		Principal Amount (a)	Value ($)
German Federal Republic 0% 8/15/30 (Reg. S)	EUR	114,000	105,567
United Kingdom, Great Britain and Northern Ireland 4.25% 6/7/32	GBP	20,000	25,611
Uruguay Republic 5.75% 10/28/34		100,000	103,150
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $230,829)			234,328

Preferred Securities - 0.9%
		Principal Amount (a)	Value ($)
UTILITIES - 0.9%
Electric Utilities - 0.9%
Iberdrola International BV 3.25% (Reg. S) (c)(f)	EUR	100,000	107,532
TenneT Holding BV 4.625% (Reg. S) (c)(f)	EUR	100,000	107,556
Terna - Rete Elettrica Nazionale 2.375% (Reg. S) (c)(f)	EUR	100,000	99,825
TOTAL PREFERRED SECURITIES (Cost $346,069)			314,913

Money Market Funds - 3.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (g) (Cost $1,243,238)	1,242,989	1,243,238

TOTAL INVESTMENT IN SECURITIES - 104.4% (Cost $38,633,546)	36,224,118
NET OTHER ASSETS (LIABILITIES) - (4.4)%	(1,536,125)
NET ASSETS - 100.0%	34,687,993

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Uniform Mortgage Backed Securities
3.5% 6/1/54	(200,000)	(175,258)
5% 6/1/54	(300,000)	(288,609)

TOTAL TBA SALE COMMITMENTS (Proceeds $467,258)		(463,867)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	5	Sep 2024	528,984	(1,610)	(1,610)

Sold

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	9	Sep 2024	1,126,835	(205)	(205)
Eurex Euro-Bund Contracts (Germany)	2	Sep 2024	282,070	(112)	(112)
Eurex Euro-Schatz Contracts (Germany)	9	Sep 2024	1,027,716	(253)	(253)

TOTAL SOLD					(570)

TOTAL FUTURES CONTRACTS					(2,180)
The notional amount of futures purchased as a percentage of Net Assets is 1.5%
The notional amount of futures sold as a percentage of Net Assets is 7.0%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	14,000	USD	15,198	Brown Brothers Harriman & Co	6/04/24	(7)
EUR	17,000	USD	18,525	BNP Paribas S.A.	8/22/24	(11)
EUR	2,000	USD	2,165	Bank of America, N.A.	8/22/24	13
EUR	4,000	USD	4,337	Bank of America, N.A.	8/22/24	20
EUR	4,000	USD	4,364	Bank of America, N.A.	8/22/24	(8)
EUR	2,000	USD	2,180	Citibank, N. A.	8/22/24	(2)
EUR	2,000	USD	2,180	JPMorgan Chase Bank, N.A.	8/22/24	(2)
EUR	5,000	USD	5,435	JPMorgan Chase Bank, N.A.	8/22/24	10
EUR	6,000	USD	6,533	State Street Bank and Trust Co	8/22/24	1
USD	18,538	AUD	28,000	Citibank, N. A.	8/22/24	(135)
USD	9,825	EUR	9,000	Bank of America, N.A.	8/22/24	24
USD	16,342	EUR	15,000	Brown Brothers Harriman & Co	8/22/24	7
USD	2,867,700	EUR	2,652,000	Goldman Sachs Bank USA	8/22/24	(20,459)
USD	142,763	GBP	114,000	Bank of America, N.A.	8/22/24	(2,562)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(23,111)
Unrealized Appreciation						75
Unrealized Depreciation						(23,186)

Currency Abbreviations
AUD	-	Australian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,164,064 or 9.1% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $50,825.
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Security is perpetual in nature with no stated maturity date.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	847,713	9,795,884	9,400,359	31,695	-	-	1,243,238	0.0%
Total	847,713	9,795,884	9,400,359	31,695	-	-	1,243,238

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. U.S. Government Agency - Mortgage Securities, Asset-Backed Securities and Commercial Mortgage Securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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